Commitments and contingencies	12 Months Ended
Dec. 31, 2021
Commitments and contingencies
Commitments and contingencies

(31) Commitments and contingencies

(a) Operating lease obligations

The future minimum lease payments under non-cancellable lease agreements, signed in 2021, but not yet to be recognised according to IFRS 16, are as follows:

	31 Dec	31 Dec
	2021	2020
	k€	k€
Less than one year	801	71
Between one and five years	10,595	3,419
More than five years	46,474	9,332
Total	57,870	12,822

In addition, the Company maintains leases which were not recognised in accordance with the exemptions in IFRS 16. These amounts are not material and therefore not presented here.

(b) Other commitments and contingencies

The future minimum payments associated with miscellaneous long-term commitments total approximately k€ 9,459 and k€ 14,042 at 31 December 2021 and 2020, respectively. The significant portion thereof related to long-term commitments in connection with facility expenses.

As of 31 December 2021, the Company has entered into purchase commitments in the amount of k€ 66,154 (31 December 2020: k€ 32,976).

The Company has licensed or acquired certain third-party intellectual property for use in its business. Under these agreements, the Company is required to pay milestones, dependent on development progress and/or royalties and milestones dependent on present and future net income or on sublicensing fees received from third parties. The Company also agreed with several third parties on getting access to their technology and know-how for use in Evotec’s business activities or within collaborations. Under those agreements, the Company is required to pay if necessary a share of the revenue relating to those technologies and know-how to the respective third parties.

The Company is not aware of any material actual or threatened litigation as of 31 December 2021.